Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 1999-B

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1999-B and deliver to you herewith the following documents:

           One copy of the Report, including the exhibit being filed there with, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Brian Peters
Brian Peters
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) November 27, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 1999-B

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates)of the BCMSC Trust Series 1999-B on November 15, 2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on November 15, 2002 on the Series 1999-B Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Brian Peters
                                 Brian Peters
                                 Title: President

Date: November 27, 2002




I.   ORIGINAL DEAL PARAMETERS

     (A)   Initial Pool Principal Balance                                                                 $ 467,867,888.45
     (B)   Initial Certificates Principal Balance                                                         $ 452,662,000.00
           (i)   Initial Class A-1-A  Certificate Principal Balance              $ 50,000,000.00
                                      Certificate Amount Percentage                                                  10.69%
                                      Certificate Pass-through Rate                                                   2.02%
           (ii)  Initial Class A-1-B  Certificate Principal Balance              $ 40,000,000.00
                                      Certificate Amount Percentage                                                   8.55%
                                      Certificate Pass-through Rate                                                   6.61%
           (iii) Initial Class A-2    Certificate Principal Balance              $ 24,000,000.00
                                      Certificate Amount Percentage                                                   5.13%
                                      Certificate Pass-through Rate                                                   6.98%
           (iv)  Initial Class A-3    Certificate Principal Balance              $ 60,000,000.00
                                      Certificate Amount Percentage                                                  12.82%
                                      Certificate Pass-through Rate                                                   7.18%
           (v)   Initial Class A-4    Certificate Principal Balance              $ 21,000,000.00
                                      Certificate Amount Percentage                                                   4.49%
                                      Certificate Pass-through Rate                                                   7.30%
           (vi)  Initial Class A-5    Certificate Principal Balance              $ 51,000,000.00
                                      Certificate Amount Percentage                                                  10.90%
                                      Certificate Pass-through Rate                                                   7.44%
           (vii) Initial Class A-6    Certificate Principal Balance             $ 104,898,000.00
                                      Certificate Amount Percentage                                                  22.42%
                                      Certificate Pass-through Rate                                                   7.85%
           (viii)Initial Class M-1    Certificate Principal Balance              $ 35,091,000.00
                                      Certificate Amount Percentage                                                   7.50%
                                      Certificate Pass-through Rate                                                   8.12%
           (ix)  Initial Class M-2    Certificate Principal Balance              $ 23,394,000.00
                                      Certificate Amount Percentage                                                   5.00%
                                      Certificate Pass-through Rate                                                   8.75%
           (x)   Initial Class B-1    Certificate Principal Balance              $ 22,224,000.00
                                      Certificate Amount Percentage                                                   4.75%
                                      Certificate Pass-through Rate                                                   8.75%
           (xi)  Initial Class B-2    Certificate Principal Balance              $ 21,055,000.00
                                      Certificate Amount Percentage                                                   4.50%
                                      Certificate Pass-through Rate                                                   8.75%

     (C)   Initial Weighted Average Coupon (WAC)                                                                     10.17%
     (D)   Initial Weighted Average Original Maturity (WAOM)                                                         316.00 months
     (E)   Initial Weighted Average Remaining Maturity (WAM)                                                         313.00 months
     (F)   Initial Number of Receivables                                                                             11,612
     (G)   Servicing Fee Rate                                                                                         1.00%
     (H)   Credit Enhancement
           (i)   Reserve Fund Initial Deposit Percentage                                                              0.00%
           (ii)  Reserve Fund Target %                                                                                0.00%
           (iii) Target Overcollateralization Percentage Prior to Crossover Date                                      5.25%
           (iv)  Target Overcollateralization Percentage After Crossover Date                                         9.19%
           (v)   Target Overcollateralization Floor                                                                   1.25%
           (vi)  Target Credit Enhancement % Prior to Crossover Date                                                  5.25%
           (vii) Target Credit Enhancement % After Crossover Date                                                     9.19%
           (viii)Target Credit Enhancement Floor                                                                      1.25%
           (ix)  Target Credit Enhancement Amount                                                           $ 24,563,064.14
     (I)   Crossover Date Tests
                 Earliest Crossover Date                                                                           Sep-2004
                 Percent of Initial Suboridnation Percentage                                                        190.00%
     (J)   Class B-2 Floor Percentage (of Initial Pool Balance)                                                       0.75%

II.  CURRENT PORTFOLIO INFORMATION

     (A)   Beginning Pool Schedule Balance                                                                 $ 342,653,240.27
     (B)   Beginning Pool Factor                                                                                 73.237178%
     (C)   Ending Pool Schedule Balance                                                                     $338,222,153.22
     (D)   Ending Pool Factor                                                                                    72.290098%
     (E)   Ending Total Certificate Balance (after Current Distributions)                                   $338,222,153.22
     (F)   Current Overcollateralization Amount (after Current Distributions)                                          0.00
     (G)   Weighted Average Coupon (WAC)                                                                             10.03%
     (H)   Weighted Average Remaining Maturity (WAM)                                                                 279.59 months
     (I)   Ending Number of Receivables                                                                               8,588


III. COLLECTION CALCULATIONS

     (A)   Interest

           (i)   Scheduled Interest Collections durring Current Period                                         2,515,830.24
           (ii)  Paid Ahead Interest Collections applied to Current Period                                        51,346.44
           (iii) Net Servicer Advance                                                                            (86,402.17)
           (iiia)Reimbursement to Servicer for Previously Unrecovered Advances                                  (168,404.85)
           (iv)  Liquidation Proceeds Attributable to Interest                                                   123,542.02
           (v)   Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)                       0.00
           (vi)  Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                                  0.00
           (vii) Recoveries on Previously Liquidated Contracts                                                     3,949.30
                                                                                                              --------------
           (viii)Total Interest Amount Available for Distribution                                              2,439,860.98

     (B)   Principal

           (i)   Scheduled Principal Collections                                                                 349,430.14
           (ii)  Full and Partial Principal Prepayments                                                          718,259.94
           (iii) Paid Ahead Principal Collections Applied to Current Period                                            0.00
           (iv)  Net Servicer Advance                                                                             (2,910.71)
           (v)   Liquidation Proceeds Attributable to Principal                                                  840,548.88
           (vi)  Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                          0.00
           (vii) Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                                     0.00
           (viii)Other Principal Amounts                                                                               0.00
                                                                                                              --------------
           (ix)  Total Principal Amount Available for Distribution                                             1,905,328.25


IV.  DISTRIBUTION CALCULATIONS

     (A)         Total Interest Available for Distribution                                                     2,439,860.98
     (B)         Total Principal Available for Distribution                                                    1,905,328.25
     (C)         Reserve Fund Draw Amount Required                                                                     0.00
     (D)         Draw on Letter of Credit for Interest Distribution                                               0.00
                 Less:
                 Monthly Servicing Fee                                                                           285,544.37
                 Reimbursement to Servicer for Liquidation Expense                                                57,688.21
                 Late Payment Fees, Extension Fees and Other Permitted Fees                                            0.00
                 Other Permitted Withdrawals from Certificate Account                                                  0.00
                                                                                                              --------------
                 Available Distribution Amount                                                                 4,001,956.65

                 Interest Accrual Period                                                                                 31 days

                 Total Interest Amount Due                                                                     2,154,316.61
                 Total Interest Distribution Amount                                                            2,154,316.61

                 Amount Available for Principal Distribution Amount                                            1,847,640.04
                 Principal Distribution Calculation:
                 Total Principal Amount Available for Distribution                                             1,905,328.25
                 Principal Loss on Liquidated Assets                                                           2,525,758.80
                                                                                                              --------------
                   Principal Distribution Due                                                                  4,431,087.05
                 Overcollaterallization Writedown Amount                                                               0.00
                 Overcollaterallization Reduction Amount                                                               0.00
                 Accelerated Principal Distribution Amount for Current Period                                          0.00
                                                                                                              --------------
                 Total Principal Amount to be Distributed                                                      4,431,087.05

                 Draw on Letter of Credit for Principal Distribution                                                   0.00
                 Excess Interest                                                                                       0.00
                 Reserve Account Deposit                                                                               0.00
                 Reserve Account Release                                                                               0.00
                 Class X Distribution Amount                                                                           0.00
                 Class R Distribution Amount                                                                           0.00


V.   SERVICER ADVANCE

     (A)   Interest
           (i)        Beginning Advance                                                                       13,161,283.89
           (ii)       Monthly Servicer Advance (Reimbursement)                                                   (86,402.17)
           (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                                   (151,564.37)
                                                                                                              --------------
           (iv)       Ending Advance Balance                                                                  12,923,317.35

     (B)   Principal
           (i)        Beginning Advance                                                                        1,463,441.22
           (ii)       Monthly Servicer Advance (Reimbursement)                                                    (2,910.71)
           (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                                    (16,840.48)
                                                                                                              --------------
           (iv)       Ending Advance Balance                                                                   1,443,690.03

     (C)   Total Servicer Advance
           (i)        Beginning Advance                                                                       14,624,725.11
           (ii)       Monthly Servicer Advance (Reimbursement)                                                   (89,312.88)
           (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                                   (168,404.85)
                                                                                                              --------------
           (iv)       Ending Advance Balance                                                                  14,367,007.38

VI.  CREDIT ENHANCEMENT

     (A)   Overcollateralization

           (I)   Target Overcollaterallization Amount                                                         24,563,064.14
           (ii)  Beginning Balance                                                                                     0.00
           (iii) Write Down for Certificate Distributions                                                              0.00
           (iv)  Overcollaterallization Addition Amount                                                                0.00
           (v)   Overcollaterallization Reduction Amount                                                               0.00
                                                                                                              --------------
           (vi)  Ending Balance                                                                                        0.00

     (B)   Reserve Fund (if applicable)

           (i)   Required Reserve Fund Balance                                                                         0.00
           (ii)  Beginning Reserve Fund Balance                                                                        0.00
           (iii) Draws for Certificate Distributions                                                                   0.00
           (iv)  Excess Interest Deposited                                                                             0.00
           (v)   Reserve Fund Release                                                                                  0.00
                                                                                                              --------------
           (vi)  Ending Reserve Fund Balance                                                                           0.00

     (C)   Letter of Credit (if applicable)
           (i)   Beginning LC Balance                                                                                  0.00
           (ii)  Draw on LC for Interest Distribution                                                                  0.00
           (iii) Draw on LC for Principal Distribution                                                                 0.00
                                                                                                              --------------
           (iv)  Ending Balance                                                                                        0.00

     (D)   Unreimbursed Servicer Advances (see note*)
           (i)   Previous Unreimbursed Advance Balance                                                         5,957,719.85
           (ii)  Current Months Reimbursement from Excess Interest                                              (168,404.85)
                                                                                                              --------------
           (iii) Ending Unreimbursed Advance Balance                                                           5,789,315.00
           Note: **rrepresents advances made in respect of contracts that were  liquidated, and not reimbursed, before the current period.


VII. CERTIFICATE DISTRIBUTIONS

     (A)   Senior Certificates - Interest

           (i)   Class A-1-A
                                      Pass-Through Rate                                                               2.02%
                                      Beginning Carryover Interest                                                      $ -
                                      Current Interest Accrual                                                  $ 16,884.69
                                      Current Carryover Interest Accrual                                                $ -
                                      Interest Paid                                                             $ 16,884.69
                                      Ending Carryover Balance                                                          $ -
                                      Interest Paid Per $1000                                                        $ 0.34

           (ii)  Class A-1-B
                                      Pass-Through Rate                                                               6.61%
                                      Beginning Carryover Interest                                                      $ -
                                      Current Interest Accrual                                                  $ 42,742.91
                                      Current Carryover Interest Accrual                                                $ -
                                      Interest Paid                                                             $ 42,742.91
                                      Ending Carryover Balance                                                          $ -
                                      Interest Paid Per $1000                                                        $ 1.07

           (iii) Class A-2
                                      Pass-Through Rate                                                               6.98%
                                      Beginning Carryover Interest                                                      $ -
                                      Current Interest Accrual                                                 $ 131,485.57
                                      Current Carryover Interest Accrual                                                $ -
                                      Interest Paid                                                            $ 131,485.57
                                      Ending Carryover Balance                                                          $ -
                                      Interest Paid Per $1000                                                        $ 5.48

           (iv)  Class A-3
                                      Pass-Through Rate                                                               7.18%
                                      Beginning Carryover Interest                                                      $ -
                                      Current Interest Accrual                                                 $ 338,375.05
                                      Current Carryover Interest Accrual                                                $ -
                                      Interest Paid                                                            $ 338,375.05
                                      Ending Carryover Balance                                                          $ -
                                      Interest Paid Per $1000                                                        $ 5.64

           (v)   Class A-4
                                      Pass-Through Rate                                                               7.30%
                                      Beginning Carryover Interest                                                      $ -
                                      Current Interest Accrual                                                 $ 120,410.62
                                      Current Carryover Interest Accrual                                                $ -
                                      Interest Paid                                                            $ 120,410.62
                                      Ending Carryover Balance                                                          $ -
                                      Interest Paid Per $1000                                                        $ 5.73


           (iv)  Class A-5
                                      Pass-Through Rate                                                               7.44%
                                      Beginning Carryover Interest                                                      $ -
                                      Current Interest Accrual                                                 $ 298,033.96
                                      Current Carryover Interest Accrual                                                $ -
                                      Interest Paid                                                            $ 298,033.96
                                      Ending Carryover Balance                                                          $ -
                                      Interest Paid Per $1000                                                        $ 5.84

           (v)   Class A-6
                                      Pass-Through Rate                                                               7.85%
                                      Beginning Carryover Interest                                                      $ -
                                      Current Interest Accrual                                                 $ 646,784.34
                                      Current Carryover Interest Accrual                                                $ -
                                      Interest Paid                                                            $ 646,784.34
                                      Ending Carryover Balance                                                          $ -
                                      Interest Paid Per $1000                                                        $ 6.17

     (B)   Subordinate Certificates - Interest

           (i)   Class M1
                                      Pass-Through Rate                                                               8.12%
                                      Beginning Carryover Interest                                                      $ -
                                      Current Interest Accrual                                                 $ 237,449.10
                                      Current Carryover Interest Accrual                                                $ -
                                      Interest Paid                                                            $ 237,449.10
                                      Ending Carryover Balance                                                          $ -
                                      Beginning Carryover Writedown Interest                                            $ -
                                      Current Writedown Interest                                                        $ -
                                      Current Carryover Writedown Interest Accrual                                      $ -
                                      Writedown interest Paid                                                           $ -
                                      Ending Carryover Writedown Interest                                               $ -
                                      Interest Paid Per $1000                                                        $ 6.77


           (ii)  Class M2
                                      Pass-Through Rate                                                               8.75%
                                      Beginning Carryover Interest                                                      $ -
                                      Current Interest Accrual                                                 $ 170,581.25
                                      Current Carryover Interest Accrual                                                $ -
                                      Interest Paid                                                            $ 170,581.25
                                      Ending Carryover Balance                                                          $ -
                                      Beginning Carryover Writedown Interest                                            $ -
                                      Current Writedown Interest                                                        $ -
                                      Current Carryover Writedown Interest Accrual                                      $ -
                                      Writedown interest Paid                                                           $ -
                                      Ending Carryover Writedown Interest                                               $ -
                                      Interest Paid Per $1000                                                        $ 7.29

           (iii) Class B1
                                      Pass-Through Rate                                                               8.75%
                                      Beginning Carryover Interest                                                      $ -
                                      Current Interest Accrual                                                 $ 151,569.12
                                      Current Carryover Interest Accrual                                                $ -
                                      Interest Paid                                                            $ 151,569.12
                                      Ending Carryover Balance                                                          $ -
                                      Beginning Carryover Writedown Interest                                            $ -
                                      Current Writedown Interest                                                        $ -
                                      Current Carryover Writedown Interest Accrual                                      $ -
                                      Writedown interest Paid                                                           $ -
                                      Ending Carryover Writedown Interest                                               $ -
                                      Interest Paid Per $1000                                                        $ 6.82

           (iv)  Class B2
                                      Pass-Through Rate                                                               8.75%
                                      Beginning Carryover Interest                                                      $ -
                                      Current Interest Accrual                                                          $ -
                                      Current Carryover Interest Accrual                                                $ -
                                      Interest Paid                                                                     $ -
                                      Ending Carryover Balance                                                          $ -
                                      Beginning Carryover Writedown Interest                                            $ -
                                      Current Writedown Interest                                                        $ -
                                      Current Carryover Writedown Interest Accrual                                      $ -
                                      Writedown interest Paid                                                           $ -
                                      Ending Carryover Writedown Interest                                               $ -
                                      Interest Paid Per $1000                                                           $ -


     (C)   Senior Certificates - Principal

           (i)   Class A-1-A
                                      Initial Certificate Balance                                             50,000,000.00
                                      Initial Certificate Percentage                                                 10.69%
                                      Beginning Certificate Balance                                            9,706,944.64
                                      Current Principal Due                                                       68,094.88
                                      Current Principal Paid                                                      68,094.88
                                      Principal Shortfall Carryover For Current Period                                 0.00
                                      Accelerated Principal Distribution                                               0.00
                                      Ending Certificate Balance                                               9,638,849.76
                                      Ending Pool Factor                                                              2.85%
                                      Principal Paid per $1000                                                         1.36
                                      Total Class Distribution                                                    68,094.88

           (ii)  Class A-1-B
                                      Initial Certificate Balance                                             40,000,000.00
                                      Initial Certificate Percentage                                                  8.55%
                                      Beginning Certificate Balance                                            7,765,555.78
                                      Current Principal Due                                                       54,475.90
                                      Current Principal Paid                                                      54,475.90
                                      Principal Shortfall Carryover For Current Period                                 0.00
                                      Accelerated Principal Distribution                                               0.00
                                      Ending Certificate Balance                                               7,711,079.88
                                      Ending Pool Factor                                                              2.28%
                                      Principal Paid per $1000                                                         1.36
                                      Total Class Distribution                                                    54,475.90

           (iii) Class A-2
                                      Initial Certificate Balance                                             24,000,000.00
                                      Initial Certificate Percentage                                                  5.13%
                                      Beginning Certificate Balance                                           22,621,173.06
                                      Current Principal Due                                                      158,689.07
                                      Current Principal Paid                                                     158,689.07
                                      Principal Shortfall Carryover For Current Period                                 0.00
                                      Accelerated Principal Distribution                                               0.00
                                      Ending Certificate Balance                                              22,462,483.98
                                      Ending Pool Factor                                                              6.64%
                                      Principal Paid per $1000                                                         6.61
                                      Total Class Distribution                                                   158,689.07

           (iv)  Class A-3
                                      Initial Certificate Balance                                             60,000,000.00
                                      Initial Certificate Percentage                                                 12.82%
                                      Beginning Certificate Balance                                           56,552,932.64
                                      Current Principal Due                                                      396,722.69
                                      Current Principal Paid                                                     396,722.69
                                      Principal Shortfall Carryover For Current Period                                 0.00
                                      Accelerated Principal Distribution                                               0.00
                                      Ending Certificate Balance                                              56,156,209.96
                                      Ending Pool Factor                                                             16.60%
                                      Principal Paid per $1000                                                         6.61
                                      Total Class Distribution                                                   396,722.69

           (v)   Class A-4
                                      Initial Certificate Balance                                             21,000,000.00
                                      Initial Certificate Percentage                                                 10.90%
                                      Beginning Certificate Balance                                           19,793,526.43
                                      Current Principal Due                                                      138,852.94
                                      Current Principal Paid                                                     138,852.94
                                      Principal Shortfall Carryover For Current Period                                 0.00
                                      Ending Certificate Balance                                              19,654,673.49
                                      Ending Pool Factor                                                              5.81%
                                      Principal Paid per $1000                                                         6.61
                                      Total Class Distribution                                                   138,852.94
           (vi)  Class A-5
                                      Initial Certificate Balance                                             51,000,000.00
                                      Initial Certificate Percentage                                                  7.44%
                                      Beginning Certificate Balance                                           48,069,992.74
                                      Current Principal Due                                                      337,214.28
                                      Current Principal Paid                                                     337,214.28
                                      Principal Shortfall Carryover For Current Period                                 0.00
                                      Accelerated Principal Distribution                                               0.00
                                      Ending Certificate Balance                                              47,732,778.46
                                      Ending Pool Factor                                                             14.11%
                                      Principal Paid per $1000                                                         6.61
                                      Total Class Distribution                                                   337,214.28

           (vi)  Class A-6
                                      Initial Certificate Balance                                            104,898,000.00
                                      Initial Certificate Percentage                                                 22.42%
                                      Beginning Certificate Balance                                           98,871,492.15
                                      Current Principal Due                                                      693,590.27
                                      Current Principal Paid                                                     693,590.27
                                      Principal Shortfall Carryover For Current Period                                 0.00
                                      Accelerated Principal Distribution                                               0.00
                                      Ending Certificate Balance                                              98,177,901.88
                                      Ending Pool Factor                                                             29.03%
                                      Principal Paid per $1000                                                         6.61
                                      Total Class Distribution                                                   693,590.27


     (D)   Subordinate Certificates - Principal

           (i)   Class M1
                                      Initial Certificate Balance                                             35,091,000.00
                                      Initial Certificate Percentage                                                  7.50%
                                      Beginning Certificate Balance                                           35,091,000.00
                                      Current Principal Due                                                            0.00
                                      Current Principal Paid                                                           0.00
                                      Principal Shortfall Carryover For Current Period                                 0.00
                                      Ending Certificate Balance- Excluding Writedowns                        35,091,000.00
                                      Ending Pool Factor                                                             10.38%
                                      Principal Paid per $1000                                                         0.00
                                      Beginning Outstanding Writedown                                                  0.00
                                      Ending Certificate Balance- Including Writedowns                        35,091,000.00
                                      Total Class Distribution                                                         0.00


           (iii) Class M2
                                      Initial Certificate Balance                                             23,394,000.00
                                      Initial Certificate Percentage                                                  5.00%
                                      Beginning Certificate Balance                                           23,394,000.00
                                      Current Principal Due                                                            0.00
                                      Current Principal Paid                                                           0.00
                                      Principal Shortfall Carryover For Current Period                                 0.00
                                      Ending Certificate Balance- Excluding Writedowns                        23,394,000.00
                                      Ending Pool Factor                                                              6.92%
                                      Principal Paid per $1000                                                         0.00
                                      Current Writedown/Writeup                                                        0.00
                                      Ending Certificate Balance- Including Writedowns                        23,394,000.00
                                      Total Class Distribution                                                         0.00

           (iv)  Class B1
                                      Initial Certificate Balance                                             22,224,000.00
                                      Initial Certificate Percentage                                                  4.75%
                                      Beginning Certificate Balance                                           20,786,622.83
                                      Current Principal Due                                                            0.00
                                      Current Principal Paid                                                           0.00
                                      Principal Shortfall Carryover For Current Period                                 0.00
                                      Ending Certificate Balance- Excluding Writedowns                        22,224,000.00
                                      Ending Pool Factor                                                              5.38%
                                      Principal Paid per $1000                                                       116.25
                                      Beginning Outstanding Writedown                                          1,437,377.17
                                      Current Writedown/Writeup                                               (2,583,447.01)
                                      Ending Certificate Balance- Including Writedowns                        18,203,175.82
                                      Total Class Distribution                                                (2,583,447.01)

           (iv)  Class B2
                                      Initial Certificate Balance                                             21,055,000.00
                                      Initial Certificate Percentage                                                  4.50%
                                      Beginning Certificate Balance                                                    0.00
                                      Current Principal Due                                                            0.00
                                      Current Principal Paid                                                           0.00
                                      Principal Shortfall Carryover For Current Period                                 0.00
                                      Ending Certificate Balance- Excluding Writedowns                        21,055,000.00
                                      Ending Pool Factor                                                              0.00%
                                      Principal Paid per $1000                                                         0.00
                                      Beginning Outstanding Writedown                                         21,055,000.00
                                      Current Writedown/Writeup                                                        0.00
                                      Ending Certificate Balance- Including Writedowns                                 0.00
                                      Total Class Distribution                                                         0.00


     (E)   Total Certificate Balances
                                                                                   Beg of Period              End of Period
           (i)   Aggregate Balance of Certificates                              $ 342,653,240.27            $338,222,153.22
           (ii)  Total Certificate Pool Factor                                       75.6973725%                74.7184772%




VIII.DELINQUENCY INFORMATION
                                                                                      Percent of                 Percent of
     Delinquent Receivables at End of Due Period :          Scheduled Balance       Pool Balance        Units   Total Units
           30-59 Days Delinquent                              $ 28,980,680.10              8.57%          720         8.38%
           60-89 Days Delinquent                              $ 17,581,351.16              5.20%          454         5.29%
           90 Days or More Delinquent                         $ 39,320,631.16             11.63%          940        10.95%
           Homes Repossessed or Foreclosed Upon                $ 7,497,779.47              2.22%          176         2.05%



IX.  REPURCHASED CONTRACTS

     (A)   Repurchased Contracts -  Breach of Rep or Warranty
           (i)   Beginning Cumulative Repurchased Contracts since cutoff                                       $ 755,000.02
           (ii)  Number of Contracts repurchased this period                                                              -
           (iii) Repurchase Price of Contracts this period                                                              $ -
           (iv)  Ending Cumulative Repurchased Contracts since cutoff                                          $ 755,000.02

     (B)   Repurchased Contracts -  Delinquent Loans
           (i)   Beginning Cumulative Repurchased Contracts since cutoff                                                $ -
           (ii)  Number of Contracts repurchased this period                                                              -
           (iii) Repurchase Price of Contracts this period                                                              $ -
           (iv)  Ending Cumulative Repurchased Contracts since cutoff                                                   $ -

X.   REPOSSESSION / LOSS INFORMATION
                                                                                                    Units     Scheduled Balance
                 Beginning Repossession Inventory                                                    181      $ 7,697,618.47
                 Repossessions Incurred                                                               81      $ 3,122,748.48
                 Less Repurchase of Delinquent Loans                                                  0                 $ -
                 Less Repossessions Sold                                                              86      $ 3,322,587.48
                                                                                                 ---------------------------
                 Ending Repossession Inventory                                                       176      $ 7,497,779.47

                 Principal Balance of Repossessions Liquidated                                                $ 3,322,587.48
                 Reimbursement of Servicer Advances on Liquidated Contracts                                     $  43,720.20
                      Liquidation Proceeds Attributable to Principal                                           $  840,548.88
                                                                                                              --------------
                           Principal Loss on Liquidation of Repo                                              $ 2,525,758.80
                 Reimbursement to Servicer for Liquidation Expense                                              $  57,688.21
                 Recoveries for Previously Liquidated Contracts                                                  $  3,949.30
                                                                                                              --------------
                 Net Liquidation Loss (Realized Loss)                                                         $ 2,579,497.71

           Recoveries
                 Liquidation Proceeds Attributable to Interest                                                 $ 123,542.02
                 Liquidation Proceeds Attributable to Principal                                                $ 840,548.88
                 Recoveries for Previously Liquidated Contracts                                                  $ 3,949.30
                                                                                                              --------------
                 Total Recoveries                                                                              $ 968,040.20
                 Recovery Percentage of Principal Balance of Repossessions Liquidated                              29%






XI.  TRIGGERS

           Has the Crossover Date Occurred?                                                           NO

                 Where the Current Distribution Date of                                            11/15/02
                 is greater than the Earliest Crossover Date of                                  September 30, 2004
                                      And
                 Subordinated Certificates Beginning Principal Balance of                        79,271,622.83
                 plus the Current Overcollateralization Amount of                                         0.00
                 divided by the Current Beginning Pool Principal Balance of                     342,653,240.27
                                                                                                 -------------
                 Equals                                                                             23.13%
                                                                                                 -------------
                                      And is greater than the:
                 Subordinated Initital Certificates Percentage of                                   25.00%
                 multiplied by the
                 Percentage (as Percent of Initial Class Subordination Percentage)                   190%
                                                                                                 -------------
                 Equals                                                                             47.50%
                                                                                                 -------------






           Principal Distribution Tests:                                      Actual Ratio         Test Ratio    Result

                                                                              Over 60 Days Delinquent
                                                                              --------------------------------
                 Current Mo                                                               19.04%
                 1st Preceding Mo                                                         18.95%
                 2nd Preceding Mo                                                         18.57%
                 Average 60 Day Delinquency Ratio:                                        18.86%    5.00%         FAIL

                                                                              Over 30 Days Delinquent
                                                                              --------------------------------
                 Current Mo                                                               27.61%
                 1st Preceding Mo                                                         28.45%
                 2nd Preceding Mo                                                         27.05%
                 Average 30 Day Delinquency Ratio:                                        27.71%    7.00%         FAIL







                                                                                                   Net Liquidation Losses
                                                           Ending Pool Bal                           (Realized Losses)
                                                           -----------------------------------------------------------------
                 Current Mo                                    338,222,153.22                           2,579,497.71
                 1st Preceding Mo                              342,653,240.27                           3,463,090.39
                 2nd Preceding Mo                              348,251,106.59                           2,899,287.33
                                      --------------------------------------------------------------------------------------
                                      Total                  1,029,126,500.08                           8,941,875.43
                                      --------------------------------------------------------------------------------------
                                      Divided by                            3
                                      ----------------------------------------
                                      Average                  343,042,166.69



                 Sum of last 3 months of Losses                                     8,941,875.43
                 Divided by 3 month average of Pool Balance                       343,042,166.69
                 Annualized  (multiply by 4)                                                   4
                 Current Realized Loss Ratio:                                             10.43%        2.75%     FAIL



                 Beginning Cumulative Realized Losses                              61,212,103.02
                 Net Liquidation Losses (Realized Losses)                           2,579,497.71
                                                                              -------------------
                 Ending Cumulative Realized Losses                                 63,791,600.73
                 Divided by Initial Pool Principal Balance                        467,867,888.45
                 Cumulative Realized Loss Ratio:                                          13.63%        7.00%     FAIL


           Should Principal Be Distributed to the Subordinated Certificates?                                       NO




The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Vice President - Finance